BA235:000BA:104073:LOUISVILLE
030900:1
                                JOINDER AGREEMENT

         This Joinder Agreement (the "Joinder Agreement") is made and entered into as of December 31, 1999, by and among:

         (1) Commonwealth Industries, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

         (2) Commonwealth Aluminum Lewisport, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and formerly known as Commonwealth Aluminum Corporation ("Lewisport");

         (3) Alflex Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex");

         (4) Commonwealth Aluminum Concast, Inc., a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI");

         (5) Commonwealth Aluminum Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC"; each of CAC, CACI, Lewisport and Alflex is sometimes hereafter referred to as a "Borrower" and collectively as the "Borrowers");

         (6) The Subsidiary of the Parent identified by the caption "Subsidiary Guarantor" on the signature pages hereto (the "Subsidiary Guarantor");

         (7) Alflex E1 LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware (the "New Subsidiary Guarantor" and, together with the Parent, the Subsidiary Guarantor and the Borrowers, the "Obligors");

         (8) Bank One, Indiana, NA, for itself and as administrative agent for the Lenders (as hereafter defined) (the "Administrative Agent");

         (9)      PNC Bank, National Association ("PNC");

         (10)     ABN AMRO Bank N.V. ("ABN AMRO");

         (11)     Bank of Montreal ("Montreal");

         (12)     Credit Agricole Indosuez ("Indosuez");

         (13)     Mellon Bank, N.A. ("Mellon Bank");

         (14)     The Industrial Bank of Japan, Limited ("IBJ"); and

         (15) Firstar Bank, NA ("Firstar" and, together with the Administrative Agent, PNC, ABN AMRO, Montreal, Indosuez, Mellon Bank, and IBJ, the "Lenders").

                             PRELIMINARY STATEMENTS:

A. Parent, each of the Borrowers, each of the Subsidiary Guarantors and each of the Lenders are parties to a certain Second Amended and Restated Credit Agreement dated as of December 19, 1997, as amended by Amendment No. 1 to Credit Agreement dated December 22, 1998, an Agreement of Resignation, Appointment and Acceptance dated August 18, 1999, and a Joinder Agreement dated as of October 29, 1999 (as amended from time to time, the "Credit Agreement").

B. Parent, each of the Borrowers, each of the Subsidiary Guarantors and the Administrative Agent (as successor to National Westminster Bank PLC pursuant to the Agreement of Resignation, Appointment and Acceptance dated August 18, 1999) are parties to a certain Amended and Restated Pledge and Security Agreement dated as of November 29, 1996, as amended by Amendment No. 1 dated as of December 19, 1997, and by a Joinder Agreement dated as of October 29, 1999 (as amended, the "Pledge Agreement").

C. New Subsidiary Guarantor has ceased to be an Immaterial Subsidiary (as defined in the Credit Agreement) and, as required by Section 9.16 of the Credit Agreement, Parent has expressed its willingness to cause New Subsidiary Guarantor to:

                  (i) become a Subsidiary Guarantor (as defined in the Credit
                     Agreement) and, thereby, an Obligor, and

                  (ii) pledge and grant a security interest in and to its Property (as defined in the Credit Agreement) pursuant to the Security Documents to the Administrative Agent for the benefit of the Lenders.

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Joinder. The New Subsidiary Guarantor hereby executes and delivers this Agreement to the Lenders, pursuant to which the New Subsidiary Guarantor joins as a "Subsidiary Guarantor" (as defined in the Credit Agreement), and becomes liable as an Obligor under, each of the documents to which the Subsidiary Guarantors are parties (including without limitation the Credit Agreement and the Pledge Agreement), jointly and severally liable with all other Subsidiary Guarantors under and with respect to such documents. Each of the other Obligors consents to the joinder of the New Subsidiary Guarantor.

         2. Consent of Lenders. Each of the Lenders hereby consents to the addition of the New Subsidiary Guarantor as, and agrees that the New Subsidiary Guarantor shall be, a "Subsidiary Guarantor" under the Credit Agreement, the Pledge Agreement and each of the other documents to which the Subsidiary Guarantors are parties.

     3. Affirmation of Representations and Warranties. Each of the Obligors (including the New Subsidiary Guarantor) hereby affirms that the representations and warranties contained in the Credit Agreement and in the Pledge Agreement are true and accurate as of the Effective Date and as of the date of the execution and delivery of this Joinder Agreement. Each further represents and warrants that each has the power to enter into and perform this Joinder Agreement. The making and performance by the Obligors (including the New Subsidiary Guarantor) of this Joinder Agreement has been duly authorized by all necessary action and will not:

                  (i) violate any provision of law or of any of the Obligors' (including the New Subsidiary Guarantor's) certificates of incorporation or formation, or bylaws or limited liability company agreements,

                  (ii) result in the breach of, or constitute a default under, any agreement or instrument to which any of the Obligors (including the New Subsidiary Guarantor) is a party or by which any of the Obligors (including the New Subsidiary Guarantor) or any of their respective property may be bound or affected, or

                  (iii) result in the creation of any lien, charge or encumbrance upon any property or assets of any of the Obligors (including the New Subsidiary Guarantor), except as provided by this Joinder Agreement (in the case of the New Subsidiary Guarantor).

No consent, approval, authorization, declaration, exemption or other action by, or notice to, any court or governmental or administrative agency or tribunal is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Joinder Agreement or any other agreement, instrument or document to be executed and delivered pursuant hereto.

         4. No Impairment and Ratification. Each Guarantor consents to the entering into of this Joinder Agreement by each of the Borrowers, the other Guarantors and the New Subsidiary Guarantor. Each of the Obligors agrees that neither this Joinder Agreement nor anything contained herein or in any other document or instrument delivered in connection herewith shall diminish or impair any Guarantor's liability in any respect under its Guaranty. Each Guarantor further agrees that its Guaranty is, by the execution and delivery of this Joinder Agreement, ratified, confirmed and reaffirmed in its entirety, and acknowledged to continue in full force and effect.

         5. Ratification. Except as expressly amended by this Joinder Agreement, the Credit Agreement, the Pledge Agreement and the Guaranties are and shall be unchanged. All of the terms, provisions, covenants, agreements, conditions, schedules and exhibits thereof or thereto shall remain and continue in full force and effect and are hereby incorporated by reference, and hereby ratified, reaffirmed and confirmed by the Obligors (including the New Subsidiary Guarantor) and the Lenders in all respects on and as of the effective date of this Joinder Agreement. Each of the Obligors (including the New Subsidiary Guarantor) acknowledges and agrees that all liens, security interests, and pledges heretofore given to the Lenders to secure their respective indebtedness to the Lenders shall also secure all obligations arising hereunder.

         6. Conditions. The Lenders' agreements and consents in this Joinder Agreement are and shall be subject to the prior satisfaction of the following conditions precedent:

                  (a) Execution and Delivery of this Joinder Agreement. All of the parties to this Joinder Agreement shall have executed and delivered a counterpart hereof.

                  (b) Evidence of Existence and Authorzation. The Administrative Agent shall have received the following:

                           (i) for the New Subsidiary Guarantor, a copy of
charter documents, limited liability company agreement and resolutions relating to New Subsidiary Guarantor's execution and delivery of this Joinder Agreement, all certified as true, correct and complete by the sole member of the New Subsidiary Guarantor; and
                           (ii) for all Obligors, copies of resolutions relating
to the execution and delivery of this Joinder
Agreement, all certified as true, correct and complete by the Secretary or an Assistant Secretary of each Obligor.

                  (c) Proceedings Satisfactory. All proceedings taken in connection with the transactions contemplated herein shall be satisfactory to the Lenders and their counsel. The Lenders and their counsel shall have received copies of such documents as they may request in connection therewith, all in form and substance satisfactory to the Lenders and their counsel.

         7. Covenants. Each of the Obligors agrees that, by May 8, 2000, they shall cause to be delivered to the Administrative
                  ---------
Agent:

                           (a) Chattel Search Results. Such legal opinions, UCC-11 Reports or reports from nationally-recognized chattel search firms and similar information reflecting that the security interests granted to the Administrative Agent, for the benefit of the Lenders, by the New Subsidiary Guarantor are first and prior perfected security interests.

                           (b)      Legal Opinions.  The legal opinions of the
                               law firms of:

                           (i) Messrs. Sullivan & Cromwell, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference, and

                           (ii) Messrs. Womble, Carlisle, Sandridge & Rice, substantially in the form of Exhibit B attached hereto and incorporated herein by this reference.

                           (c) Financing Statements. All UCC-1 financing statements and other documents, duly executed, as the Administrative Agent determines to be necessary to perfect the security interests intended to be granted by the New Subsidiary Guarantor under the Pledge Agreement.

Each of the Obligors agrees that the covenants set forth in this Section 7 shall constitute affirmative covenants, that the failure to comply therewith shall constitute an Event of Default under the Credit Agreement and that except as set forth above there shall be no grace or cure period. Each of the Obligors further agrees that the Lenders shall have the right to pursue the remedies available under and/or pursuant to the Credit Agreement should the Obligors fail to comply with any of such affirmative covenants.

         8.       General Provisions.

(a) Entire Agreement. This Agreement, the Credit Agreement, the Pledge Agreement and the other documents to which the Obligors (including the New Subsidiary Guarantor) are parties pursuant to the Credit Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and thereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

(b) Definitions. Terms used and not otherwise defined in this Joinder Agreement shall have the meanings given to them in the Credit Agreement, as amended from time to time.

(c) Benefit. This Agreement shall be binding upon the Obligors, including the New Subsidiary Guarantor, and their respective successors and assigns and shall inure to the benefit of the Lenders and their respective successors and assigns.

(d) Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or a waiver in respect of any breach or default, whether of a similar or a different nature, unless expressly so stated in writing.

(e) Governing Law. The validity, construction, interpretation and enforcement of this Agreement shall be construed in accordance with the laws of the State of New York without regard to its conflict of laws.

(f) Severability. If any provision of this Agreement or its application shall be deemed invalid, illegal or unenforceable in any respect, the validity, construction, interpretation and enforceability of all other applications of that provision and of all other provisions and applications hereof shall not in any way be affected or impaired.

(g) Further Assurances. From time to time at another party's request and without further consideration, the parties shall execute and deliver such further instruments and documents, and take such other action as the requesting party may reasonably request, in order to complete more effectively the transactions contemplated in this Agreement.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement, effective as of the date set out in the preamble of this Agreement.

                          Commonwealth Industries, Inc.

                          By:
                          Title:


                          Commonwealth Aluminum Lewisport, Inc.

                          By:
                          Title:

                          Alflex Corporation

                          By:
                          Title:

                          Commonwealth Aluminum Concast, Inc.

                          By:
                          Title:


                          Commonwealth Aluminum Corporation

                          By:
                          Title:

"Subsidiary Guarantor"    Commonwealth Aluminum Sales Corporation

                          By:
                          Title:

"New Subsidiary Guarantor" Alflex E1 LLC, by its sole member,
                           Alflex Corporation

                           By:
                           Title:


                           Bank One, Indiana, NA

                           By:
                           Title:

                           PNC Bank, National Association

                           By:
                           Title:

                           ABN AMRO Bank N.V.

                           By:
                           Title:

                           Bank of Montreal

                           By:
                           Title:

                           Credit Agricole Indosuez

                           By:
                           Title:

                           Mellon Bank, N.A.

                           By:
                           Title:


                           The Industrial Bank of Japan, Limited

                           By:
                           Title:

                           Firstar Bank, NA

                           By:
                           Title:

10121015.1